UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 1, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania		19422
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On November 1, 2010, C&D Technologies, Inc. (the “Company”) issued a press release announcing that the Company has elected not to make a semi-annual interest payment due pursuant to the Indenture governing its 5.25% Convertible Senior Notes due 2025 on November 1, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release dated November 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ Ian J. Harvie
Ian J. Harvie, Vice President and Chief Financial Officer

Date: November 1, 2010

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